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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.10

                              PHARSIGHT CORPORATION

                           DATABASE LICENSE AGREEMENT

This Database License Agreement (this "Agreement") is made and entered into as of February 24, 2000 (the "Effective Date") by and between Pharsight Corporation, a California corporation, (hereinafter "Pharsight") and Duke University, a nonprofit educational and healthcare institution (hereinafter "Duke").

                                    RECITALS

Pharsight is engaged in the sale of software and services relating to clinical trial design and modeling to pharmaceutical and biotechnology companies and desires to have the right to use certain databases developed by Duke, through its Duke Clinical Research Institute, both as a data resource for an Internet-based query-response product and internally in its professional consulting practice.

Duke is the owner of or has appropriate licenses to all US and foreign copyrights and all other intellectual property rights pertaining to the databases that are the subject of this Agreement and has the right to grant licenses under such copyrights and other intellectual property rights. Duke wishes to have these databases utilized in the public interest and is willing to grant to Pharsight a non-exclusive right and license to use, reproduce, modify, and create derivatives of the subject database on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION OF THESE PREMISES, AS WELL AS THE OBLIGATIONS HEREIN MADE AND UNDERTAKEN, THE PARTIES HERETO DO HEREBY AGREE AS FOLLOW, WITH THE CAPITALIZED TERMS HAVING THE MEANING SET FORTH IN APPENDIX A:

1. DATABASE DELIVERY, TESTING, AND UPDATES

1.1 DELIVERY OF DATABASES. Duke will perform the statistical extraction of its patient-level data to create the Databases in accordance with the specifications in Appendix B and will test the Databases against the Acceptance Criteria. As a first step, Duke will prepare and deliver to Pharsight electronically within four (4) weeks of the Effective Date a sample database based on the Databases that Pharsight can use for testing purposes. The completes will be delivered within twelve (12) weeks of the Effective Date.

1.2 ACCEPTANCE. Pharsight will have thirty (30) working days from receipt of each Database to test for adherence to the Acceptance Criteria and will notify Duke promptly if the Database fails to conform to such criteria. Duke will have twenty (20) working days to correct such nonconformity, and upon redelivery Pharsight will again test the Database against the Acceptance Criteria. This process will be repeated (except that each subsequent test period and repair period will be limited to fifteen (15) working days) until Pharsight either provides Duke with written notice of acceptance of the Database or [ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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is deemed to have accepted the Database under the provisions of this section, provided, however, that if the Database fails to meet the Acceptance Criteria on the third delivery, Pharsight shall have the right to terminate this Agreement with respect to that particular Database and receive a full refund of all payments made to Duke prior to such termination for the licensing of said Database. Pharsight shall be deemed to have accepted the Database if it fails to notify Duke of any nonconformity therein within thirty (30) working days of delivery (or within fifteen (15) working days of redelivery in the case of nonconformities in the original delivery).

1.3 PATIENT ANONYMITY. The Databases will be totally anonymous as to the identity of individual patients, the study in which those patients participated, the sponsors of clinical trials in which data may have been collected, and the identity of medical practitioners and institutions providing treatment. Pharsight will not make any attempt to ascertain such information or any other information that was "confidentialized" by substituting codes for identifying information before Duke provided the Databases to Pharsight. Pharsight will promptly notify Duke if it finds that any such information has inadvertently been included in a Database and will promptly purge such information from the Database.

1.4 DATA ACCESS. Customers using the Product will have access only to summary statistics presented in numeric, tabular, and graphical form. The Product will be constructed so that it is not possible for Customers to access data records for individual patients or to identify individual practitioners or institutions providing treatment or the sponsors of clinical trials in which data may have been collected. Pharsight will maintain sufficient security measures, including firewalls and secure transmission protocols, to ensure that patient records from the Databases are always under Pharsight's control and cannot be accessed by its Customers. Pharsight will provide its consulting services Customers with tabular, graphical, numerical or narrative results based upon statistical analysis of data extracted from the Databases by its own consultants. All results provided to Customers will be in summary and non-patient specific form, and Pharsight's consultants will not share data from individual patient records in the Databases with Customers unless required to do so by the FDA.

1.5 UPDATES. During the term of this Agreement, Duke will provide Pharsight with an Update for each Database within thirty (30) days after the beginning of each year of this Agreement (including any renewal terms). The Update will be subject to QA testing in accordance with the criteria established by the parties.

1.6 COSTS. Duke will be fully responsible for all development and extraction costs of the Databases and any Updates, including any royalties or payments due to third-parties.


2. GRANT OF LICENSE

2.1 LICENSE GRANT FOR PRODUCT. Subject to the payment of royalties as set forth in Section 4.2, Duke hereby grants Pharsight a world-wide right and license (a) to use, reproduce, and modify the Databases and Documentation and to create Database Derivatives for development of the Product; (b) to license the Product to its Customers; (c) to license its Customers to use results obtained through the use of the Product for drug development and marketing activities, including regulatory submissions and research publications; (d) to use the Databases, the Documentation, and the Database Derivatives for purposes of technical support for Customers; and (e) to use a reasonable number of copies of the Product, Databases, Documentation, and Database Derivatives for purposes of marketing, training, and demonstrations.


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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2.2 LICENSE GRANT FOR CONSULTING . Pharsight will have unrestricted access to data in the Databases and Database Derivatives for use in its consulting activities and, subject to the royalty obligations of Section 4.3 and other material terms of this Agreement, Duke hereby grants Pharsight a world-wide right and license (a) to use the Databases, the Database Derivatives, and the Documentation to prepare statistical results and conclusions based on data extracted from the Databases and Database Derivatives under consulting contracts with Customers; (b) to distribute to such Customers models, other analyses, and conclusions based on its analysis of the data in the Databases and Database Derivatives; and (c) to allow such Customers to use such models, analyses, and conclusions for drug development and marketing activities, including regulatory submissions and research publications.

2.3 OWNERSHIP. Pharsight acknowledges that the Databases and the underlying data are, and shall remain, the exclusive property of Duke, that Pharsight has no rights in such properties except those expressly granted by this Agreement and that those properties shall not be used in any way not specifically allowed by this Agreement. Duke acknowledges that Pharsight will own all right, title, and interest in and to the query, user interface, and other software developed by or for Pharsight as part of the Product and that Duke has no rights in the Product except as may be expressly granted by Pharsight. Database Derivatives created by Pharsight, including but not limited to a loading or other translation of the Databases from one format to another, shall be owned by Pharsight, but such ownership of the Database Derivatives shall be subject to Duke's underlying ownership of the data and shall not give Pharsight any rights to use such Database Derivatives, to the extent they contain such data, in any way not authorized by this Agreement. Pharsight will treat any Database Derivative and the underlying data contained therein with the same care and under the same restrictions defined in this Agreement.

2.4 LIMITED EXCLUSIVITY. During the term of this Agreement, Duke will not sell or license either Database to any third party for use in or development of commercial Internet-based query-response products or services similar to those provided by Pharsight. This Agreement shall not be taken to place any other restriction on Duke's rights to license its data to third parties or to use its data in providing services to third parties. This Agreement shall not be taken to place any restrictions on Duke's right to use, copy, or modify the Databases for Duke's research, educational, and healthcare purposes, including in projects that may be sponsored by commercial third parties, except that Duke will not make such use in support of any commercial Internet-based query-response products or services similar to those provided by Pharsight.

2.5 LIMITED LICENSE TO DUKE FOR PRODUCT. Pharsight hereby grants Duke a royalty-free, non-exclusive license (limited to ten users to be identified by Duke) to use the Product for Duke's internal research purposes, including research sponsored by governmental organizations, non-profit foundations, or through gifts, and for educational and other non-profit purposes, including the preparation of scientific publications by Duke personnel. Duke will acknowledge the contribution of Pharsight in any scientific publication resulting from Duke's use of the Product.

3.  PRODUCT DEVELOPMENT, MARKETING AND DISTRIBUTION

3.1 PRODUCT DEVELOPMENT. Pharsight will develop the query, user interface, and other software for the Product that will allow licensed Customers to access the information in the Databases, as described in the application overview in Appendix B. The target date for commercial release of the Product is June 2000.


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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3.2 PRODUCT MARKETING ACTIVITIES. Pharsight will be responsible for all decisions and costs involved in the marketing and distribution of the Product and consulting services utilizing the Databases, including pricing, end-user license terms, promotional materials, packaging, distribution channels, and customer evaluation and training. Pharsight may distribute the Product through Distributors so long as such Distributors have no direct access to the Databases. Pharsight may authorize its Distributors to use the Product for marketing, training, and demonstrations.

3.3 DATABASE SOURCE IDENTIFICATION. Neither party will, without the prior written consent of the other party: (a) use in advertising, publicity or otherwise, the name of any employee or agent, any trade-name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other party, or (b) represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party. Notwithstanding the foregoing, Pharsight may identify the Databases as having been prepared by Duke, subject to Duke's approval of the copy, which shall not be unreasonably withheld. Pharsight will submit all marketing materials referencing Duke to the Reviewers identified in Appendix A at the addresses set forth therein at least thirty (30) days prior to their intended use. Duke shall be deemed to have approved the marketing materials if it fails to notify Pharsight of any problems therein within thirty
(30) days of submission. Pharsight will not represent or imply that use of the Databases represents any endorsement of the Product by Duke.

3.4 CUSTOMER SUPPORT. Pharsight will provide customer support for the Product. Duke will make one or more persons familiar with each Database available to assist Pharsight personnel in the resolution of problems they may encounter from time to time in use of the Databases. For each [ * ] in royalties paid by Pharsight to Duke (including the initial payment), Duke will provide one day of problem resolution assistance to Pharsight personnel without charge; further assistance will be provided as reasonably necessary at [ * ] per day, prorated on an hourly basis for usage of less than a full day (minimum charge of four hours per day).

3.5 PRESS ANNOUNCEMENTS. Pharsight will issue a press release announcing the relationship between Pharsight and Duke (target release date: ACC Scientific Session 2000), which announcement shall be subject to approval by Duke. Duke agrees that it will consider supplying a quotation for the press release. The parties agree that as further news about the relationship is generated in the future, they will cooperate with each other to issue appropriate press releases, subject to prior approval by Duke, to cover such news.

4.  PAYMENTS

4.1 PREPAID ROYALTIES. To allow Duke to cover up-front expenses associated with the preparation of the Databases, Pharsight will make lump-sum, minimum royalty payments to Duke as follows:.(a) [ * ] upon execution of this Agreement and (b) [ * ] upon delivery of the Databases.; To cover the up-front costs for creating the Updates, Pharsight will make lump-sum, minimum royalty payments to Duke as follows: (a) [ * ] at the start of each subsequent year of this Agreement (including any renewal terms); and (d) [ * ] upon the delivery of the Updates in accordance with Section 1.5. All of these royalty payments, together with the [ * ] previously paid by Pharsight in connection with the parties' letter of intent on December 22, 1999, will be credited against actual royalties due in each year under section 4.2


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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and 4.3 below. Should the royalties due under sections 4.2 and 4.3 for a year be less than these minimum payments, then Duke shall be entitled to retain the full minimum payment.

4.2 PRODUCT ROYALTY. Pharsight will pay Duke a royalty of [ * ] for each annual Customer subscription license allowing use of the Product. No royalty will be due for evaluation licenses allowing a Customer limited use of the Product, provided Pharsight receives no revenue for such evaluation licenses, or for use of the Product in Customer training programs.

4.3 SERVICE USE ROYALTY. Pharsight will pay Duke a running royalty of [ * ] of revenues that Pharsight receives for consulting services where its professional staff utilize the Databases or Database Derivatives. Pharsight will invoice Customers separately for the portion of such services that utilizes the Databases or Database Derivatives, and the royalty will be based on the invoiced amounts. No royalty will be due for use of the Databases or Database Derivatives for Pharsight staff training.

4.4 PAYMENTS. Royalty payments will be made on a quarterly basis with payment due thirty (30) days after the end of each calendar quarter for all Product license revenue received during such quarter and all consulting service revenue recognizable (under generally accepted accounting principles) during such quarter. Each payment will be accompanied by a report setting forth the calculation of such payment amount. Checks shall be made payable to Duke University (EIN 56 0532129) and sent to the address supplied by Duke. Pharsight shall be responsible for all taxes (local, state and federal), including all sales and use taxes, that may now or hereafter be imposed upon this license or the possession or use of the Databases by Pharsight, provided, however, that Pharsight shall have no responsibility for any taxes based upon Duke's net income.

4.5 AUDIT. Pharsight will, upon written request, during normal business hours, but not more frequently than once each calendar year, provide access for purposes of audit to pertinent records relating to royalties payable in connection with the Databases to an independent accounting firm chosen and compensated (other than on a contingent fee basis) by Duke and reasonably acceptable to Pharsight. Such accounting firm will be authorized to report to Duke only the amount of royalties due and payable for the period examined. If the amount under-reported by Pharsight is equal to or greater than ten percent (10%) of the total payment due to Duke for the payment period so audited, then the cost of the audit shall be borne by Pharsight.

4.6 CONFIDENTIALITY. Duke will not disclose to any third party any sales or customer information received from Pharsight in connection with royalty payments and will use such information solely for the purpose of carrying out its obligations under this Agreement. Pharsight will protect the confidentiality of the Databases and will not disclose the Databases or the information contained therein to any third party except as expressly allowed by this Agreement.

5.  WARRANTIES; INDEMNIFICATION; LIMITATION OF LIABILITY

5.1 WARRANTIES. Duke represents and warrants to Pharsight (a) that Duke has all rights and authority necessary for the grant of rights and licenses effected by this Agreement; (b) that the data in the Databases were developed in substantial accordance with Duke's standard medical record-keeping procedures; (c) that all required consents to use and redistribute the data in the Databases have been obtained; and (d) that use and distribution of the Databases as authorized herein will not violate federal or state patient-privacy laws or regulations. The warranty in clause (d) shall apply to the Databases only


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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on the basis of the federal or state patient-privacy laws or regulations in effect at the time of initial delivery of the Databases and to each Update only on the basis of the federal or state patient-privacy laws or regulations in effect at the time of delivery of such Update. If Pharsight is required to cancel any Customer license for the Product because of Duke's breach of one of the foregoing warranties, Duke will refund to Pharsight any royalties paid with respect to such cancelled licenses.

5.2 LIMITATIONS OF WARRANTY. THE FOREGOING WARRANTIES ARE THE ONLY WARRANTIES MADE BY DUKE. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY DISCLAIMED.

5.3 NON-INFRINGEMENT. Duke represents that to the best of its knowledge the Databases do not infringe upon any third party copyrights or other intellectual property rights, and that Duke has obtained all necessary consents to use and redistribute the data in the Databases as set forth in this agreement. If the Databases are found to infringe upon any third party rights, Duke agrees, at no cost to Pharsight to modify the infringing Database to eliminate such infringement, or if such modification is not practical to refund to Pharsight any royalties paid with respect to licenses that Pharsight cancels because of such infringement.

5.4 INDEMNIFICATION. Pharsight will defend, indemnify, and hold Duke harmless from and against any action or other proceeding brought against Duke arising from Pharsight's use, reproduction, modification, and creation of derivatives of the Databases, except where such action arises from negligence or willful misconduct on the part of Duke or from Duke's breach of the representations and warranties set forth in Section 5.1. Duke will defend, indemnify, and hold Pharsight harmless from and against any action or other proceeding brought against Pharsight to the extent that it is based on (i) Duke's negligence or willful misconduct; (ii) a claim that any part of the Databases or Documentation infringes any copyright or patent or incorporates any misappropriated trade secrets of any third party; or (iii) a claim that use or distribution of the Databases as authorized herein violates federal or state patient-privacy laws or regulations or the privacy rights of any patient included in the Databases as such laws were in effect at the time of delivery of the version of the Database that is the subject of such claim.

5.5 CONDITIONS OF INDEMNIFICATION. The indemnifying party will pay any and all costs, damages, and expenses (including but not limited to reasonable attorneys' fees) incurred by the indemnified party in any action or proceeding requiring indemnification under section 5.4 (an "Action"). The indemnifying party will have no obligation as to any Action unless (i) the indemnified party gives it prompt notice of the Action; (ii) the indemnifying party has sole control of the defense and settlement of the Action; and (iii) the indemnified party provides the indemnifying party, at the indemnifying party's expense, with reasonable assistance in defense and settlement of the Action.

5.6 LIMITATION ON LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THIS AGREEMENT EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 5.4 AND 5.5, NEITHER PARTY'S LIABILITY UNDER THIS AGREEMENT SHALL EXCEED THE AMOUNTS PAID TO DUKE UNDER THIS AGREEMENT. BOTH PARTIES ACKNOWLEDGE THAT THE FOREGOING LIMITATION REFLECTS A BARGAINED-FOR ALLOCATION OF RISK AND THAT THE ROYALTIES SET FORTH HEREIN REFLECT SUCH RISK.


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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6.  TERM AND TERMINATION

6.1 TERM OF AGREEMENT. The initial term of this Agreement will be the period beginning on the Effective Date of this Agreement and ending on the second anniversary of the date on which Pharsight accepts (in accordance with Section 2.2) both Databases. This Agreement may be renewed for two successive additional one-year periods at Pharsight's option and beyond that may be renewed by mutual agreement of the parties.

6.2 TERMINATION FOR NON-DELIVERY. If Duke fails to deliver both Databases in a form meeting the Acceptance Criteria within six (6) months of the Effective Date, then Pharsight shall have the option to terminate this Agreement, return any copies of the Databases in its possession, and receive from Duke a refund of all payments made to Duke prior to such termination, except that Duke may retain such portion of the payments, not to exceed [ * ], reflecting the cost of the statistical database development effort performed by Duke up to the date of termination under this Section 6.2.

6.3 TERMINATION FOR BREACH. Each party has the right to terminate this Agreement if the other party has materially breached any obligation herein and such breach remains uncured for a period of thirty (30) days after written notice thereof is sent to the other party. Either party may immediately terminate this Agreement for fraud, willful misconduct, or illegal conduct of the other party upon written notice of same to that other party.

6.4 EFFECT OF TERMINATION. Upon termination or expiration of this Agreement, all rights and licenses granted to Pharsight hereunder shall terminate and Pharsight shall promptly return, or at Duke's election destroy, the Databases and all copies thereof and shall cease use of any Database Derivatives to the extent such Database Derivatives contain data from the Databases. Termination will have no effect on the rights of any Customer to continue to use any information obtained from the Databases or Database Derivatives prior to such termination in accordance with its original license for the Product. Notwithstanding any termination of this Agreement, Duke shall remain entitled to fees owed pursuant to this Agreement resulting from use of the Databases or license of the Product prior to termination of this Agreement.

6.5 SURVIVAL. The provisions of Sections 2.3, 3.3, 4.5, 4.6, 5, 6.4, 6.5, 8, and 9 will survive any termination or expiration of this Agreement.


8. MEDIATION AND ARBITRATION

8.1 MEDIATION. Any dispute arising under this Agreement will be resolved through a mediation and arbitration approach. The parties agree to select a mutually agreeable, neutral third party to help them mediate any dispute that arises under the terms of this Agreement. Costs and fees associated with the mediation will be shared equally by the parties.

8.2 ARBITRATION. If the mediation is unsuccessful, the parties agree that the dispute will be decided by binding arbitration under the rules of the American Arbitration Association through a panel of three arbitrators with each party nominating one arbitrator who will select the third who shall serve as chairman of the panel. The decision of the arbitrators will be final and binding on the parties and may be


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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entered and enforced in any court of competent jurisdiction by either party. The findings of the arbitration panel may include an award of reasonable attorney fees, expert witness costs and expenses, and all other reasonable costs and expenses incurred in connection with the proceedings

9. GENERAL

9.1 NOTICES. Any notice required or permitted hereunder must be in writing, and will be effective on the date of delivery when delivered personally, the next business day after dispatch when sent by Federal Express or other recognized overnight courier service, or the fifth business day after dispatch when sent by certified mail, postage prepaid, return receipt requested. Notices should be addressed to the other party at the address shown below or at such other address as a party may designate by ten days' advance written notice to the other party:

      Pharsight Corporation                        Duke University
      800 West El Camino Real, Suite 200           2400 Pratt Street
      Mountain View, CA  94040                     Room 0311 Terrace Level
      Attention:  Chief Financial Officer          Durham, NC 27705
      Phone: (650) 314-3800                        Attention: Contracts Manager
      Fax: (650) 314-3810                          Phone: (919) 886-6997
                                                   Fax: (919) 668-7009

9.2 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement, including all appendices, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified or amended only by a writing executed by a duly authorized representative of each party.

9.3 FORCE MAJEURE. Neither party will be liable to the other for any failure or delay caused by events beyond such party's control, including, without limitation, sabotage, riots, insurrections, fires, flood, storm, explosions, war, or earthquakes. However, if such events shall continue for thirty (30) days or more, the other party shall have the option of terminating this Agreement by giving written notice of termination.

9.4 CHANGE IN LAW; CHANGE IN CIRCUMSTANCES. No party shall make or receive any payment or take any action under this Agreement if any judicial decision, legislative action, or regulatory or other administrative interpretation, whether federal or state, would render illegal the conduct of either party under this Agreement. If performance by either party of any term of this Agreement should be deemed illegal by any party or third party who is essential to performance of this Agreement for any such reason, either party shall have the right to require that the other party renegotiate the terms of this Agreement. If the parties fail to reach an agreement satisfactory to both parties within fifteen (15) days after the receipt of any request for renegotiation, either party may terminate this Agreement upon ten (10) days prior written notice to the other party, or sooner if required by law.

9.5 ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns. Neither party may assign its rights and obligations under this Agreement to a third party without the written permission of the other party, except that either party may


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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assign this Agreement in its entirety to a successor corporation upon notice to the other party in the event of a merger or an acquisition of all or substantially all of the assets of the assigning party.

9.6 GOVERNING LAW. All questions concerning the validity, operation, interpretation, and construction of this Agreement will be governed by and determined in accordance with the laws of the State of North Carolina, without regard to its conflict of laws provisions. Application of the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded.

9.7 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Agreement is invalid, illegal, or otherwise unenforceable, such provision shall be replaced with a valid, enforceable provision as nearly as possible in accordance with the stated intention of the parties, while the remainder of this Agreement shall remain in full force and effect. To the extent any provision cannot be enforced in accordance with the stated intentions of the parties, such provision shall be deemed not to be a part of this Agreement.

9.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together will constitute one and the same instrument.


IN WITNESS THEREOF, THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR RESPECTIVE DULY AUTHORIZED REPRESENTATIVES AS SET FORTH BELOW:

PHARSIGHT CORPORATION                 DUKE UNIVERSITY

By:  /s/ Robin A. Kehoe               By:   /s/ Robert Taber
   -------------------------             --------------------------------------
Robin A. Kehoe                        Name:  Robert L. Taber, PhD
Chief Financial Officer               Director, Office of Science & Technology

                                      DUKE CLINICAL RESEARCH INSTITUTE

                                      By:  /s/ Robert M. Califf
                                         -----------------------
                                      Robert M. Califf, MD
                                      Chief Executive Officer



[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                                   APPENDIX A

                                   DEFINITIONS

DATABASE means the either of the cardio-vascular databases described in Appendix B and all Updates to such databases when and as delivered to Pharsight.

DATABASE DERIVATIVE means any derivative works, modifications, or new compilations of one or both of the Databases prepared by or on behalf of Pharsight for use with the Product or in consulting services.

DISTRIBUTOR means a third-party sales and marketing organization contracted by Pharsight to market and sell Product subscriptions in selected geographic regions or market segments, provided such organization has been approved by Duke. Pharsight will notify Duke of the names of its third-party sales organizations, and Duke shall be deemed to have approved such third parties as Distributors if it fails to notify Pharsight of its reasons for disapproval within thirty (30) days of submission.

DOCUMENTATION means any and all materials provided to Pharsight by Duke describing the features, structure, functions, fields, contents, collection methods, etc. of the Databases.

CUSTOMER means a customer of Pharsight or of its distributors to whom Pharsight has licensed the use of the Product or to whom Pharsight has provided consulting services utilizing the Databases.

ACCEPTANCE CRITERIA means the specifications for the Databases set forth in Appendix B and the quality requirements for the Databases set forth in Appendix C or otherwise agreed upon in writing by the parties.

PRODUCT means Pharsight's Internet query-response product utilizing the Databases or Database Derivatives in the fields of Acute Coronary Syndrome and Chronic Ischemic CHF, respectively, and all updates, upgrades, and new versions thereof.

REVIEWER means the person authorized by Duke to approve marketing materials submitted by Pharsight. The initial Reviewer is Patricia Hodgson, with an address at 2400 Pratt Street, Room 0311 Terrace Level, Durham, NC 27705 (phone:
919 668-8914) with a copy to be sent to Gilbert Smith, Ph.D., Associate Director Science and Technology, Duke University Medical Center, Davison Building, Room M454, DUMC Box 3664, Durham, NC 27715. Duke shall notify Pharsight of changes in the Reviewer in accordance with section 9.1.

UPDATE means a new version of the Database, consisting of a new statistical extraction made from the most recent provider database according to the specifications defined in Appendix B.


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                   APPENDIX B

          SPECIFICATION AND APPLICATION FOR PHARSIGHT/DUKE CV DATABASES

APPLICATION OVERVIEW

The databases are intended for use with the Pharsight Internet query-response system, which 1) allows users to ask detailed drug development questions, 2) acts as an intelligent interface to find and extract the relevant information from the database, 3) performs relevant numerical analysis to produce summary results, and 4) presents the aggregate results to the users via lists, graphs and plots. Typical question areas include incidence and statistical distributions of specific patient characteristics in anonymous patient databases and determination of the time course of medical condition and status in both normal aging and pathological disease states. The system and its methods produce reports that can be used to improve the process of developing new medical therapeutics, including new drugs, drug delivery systems, and medical devices and supplies. The system uses secure Internet technology, allowing users to access the system 24-hours/day.

OUTLINE OF SPECIFICATIONS FOR DATABASES I AND II

The databases will focus on two important applications in the acute cardiovascular therapeutic area: acute coronary syndrome and chronic ischemic congestive heart failure.

DATABASE I:   Acute Coronary Syndrome

-        Data from the Duke Cardiovascular databank
-        Approximately [ * ] patients
-        Approximately [ * ] years of longitudinal data
-        Data at presentation, [ * ]
-        Remainder per Duke "Variable Definitions Acute Coronary Syndrome
         Database" below

DATABASE II:   Chronic Ischemic CHF

-        Data from the Duke Cardiovascular databank
-        Approximately [ * ] patients
-        Approximately [ * ] years of longitudinal data
-        Data at presentation, [ * ]
-        Remainder per Duke "Variable Definitions Acute Coronary Syndrome
         Database" below

                              VARIABLE DEFINITIONS
                        ACUTE CORONARY SYNDROME DATABASE

-------------------------------- --------------------- ------------------------------------------------
Characteristic                   Variable name                                 Description
-------------------------------- --------------------- ------------------------------------------------
HISTORY
-------------------------------- --------------------- ------------------------------------------------
Date                             Date                  [ * ]
-------------------------------- --------------------- ------------------------------------------------
Age                              Age                   Age in years
-------------------------------- --------------------- ------------------------------------------------
Sex                              Sex                   Sex
                                                       0:  Male
                                                       1:  Female
-------------------------------- --------------------- ------------------------------------------------
Race                                                   Race
                                                       [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]

[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]
-------------------------------- --------------------- ------------------------------------------------
[ * ]                            [ * ]                 [ * ]


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                   APPENDIX C

                               ACCEPTANCE CRITERIA

A. GENERAL

1. Data types (e.g. alpha vs. numeric, etc.) are as described in Appendix B, "Variable Definitions Acute Coronary Syndrome Database".

2. Value ranges are as described in Appendix B, "Variable Definitions Acute Coronary Syndrome Database".

3. Missing values are encoded consistently within each field, using definitions provided by Duke.

B. MISSING DATA

1. The Database will have no missing data in the following fields:

ENTRY FORMS
- [ * ]

2. The Database will have no more than [ * ] missing data in the following fields :

ENTRY FORMS
- [ * ]

3. The Database will have no more than [ * ] missing data in the following field:

[ * ]


[ * ] =CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.